PROSPECTUS SUPPLEMENT

ReliaStar Life Insurance Company of New York
and its
ReliaStar Life Insurance Company of New York Variable Annuity Funds M, P, Q

Supplement dated November 3, 2006, to your current variable annuity prospectus, as supplemented. Please read it carefully and keep it with your prospectus for future reference.
_________________________________________________________________________________

Information about the ING FMR® Earnings Growth Portfolio is amended as follows:

Effective November 6, 2006, the ING FMR® Earnings Growth Portfolio will be renamed the ING FMR®
Large Cap Growth Portfolio. Accordingly, all references to ING FMR® Earnings Growth Portfolio (Class I)
are to be replaced with ING FMR® Large Cap Growth Portfolio (Class I).

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